Exhibit 10.1
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     Certification of Chief Executive Officer and Chief Financial Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Marsulex Inc. (the "Company") on Form 20-F for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David M. Gee, as Chief Executive Officer of the Company, and Laurie Tugman, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

         (1 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





By:   /s/ David M. Gee                       By:   /s/ Laurie Tugman
      ----------------------                       ----------------------
Name: David M. Gee                           Name: Laurie Tugman

Title: President and Chief                   Title: Executive Vice-President
       Executive Officer                            and Chief Financial Officer


Dated this 18th day of March, 2003

This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.